                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated October 4, 1999 with respect to the consolidated financial statements and schedule of Robbins & Myers, Inc. incorporated by reference in its Annual Report on Form 10-K for the year ended August 31, 1999.



Dayton, Ohio                                         /s/ Ernst & Young LLP
April 26, 2000                                       ---------------------------
                                                     Ernst & Young LLP